UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2010

Date of reporting period:	September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Notes to Financial Statements	13-28

Financial Highlights	29

Change in Investment Policies/Proxy Voting Policies & Procedures	30

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	31-33

PIMCO High Income Fund Letter to Shareholders

November 16, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for PIMCO High Income Fund (the “Fund”) for the fiscal six-month period ended September 30, 2009.

U.S. corporate bond indexes rallied during the fiscal six-month period as central banks and monetary authorities worldwide infused financial markets with unprecedented levels of liquidity in an effort to repair a global credit crisis. In response, investors moved capital away from government bonds and into riskier asset classes, including equities and corporate credit. In this environment, high yield U.S. corporate bonds outperformed the broad bond market and Treasuries as the unmanaged Merrill Lynch U.S. High Yield Index returned 46.27% during the six-month reporting period, compared with the unmanaged Barclays Capital U.S. Aggregate Index which returned 5.59% and the unmanaged Barclays Capital U.S. Treasury Index which declined 0.98% for the fiscal six-month period ended September 30, 2009.

During the six-month period, the Fund’s Board of Trustees (the “Trustees”) approved two changes to the Fund’s investment policies. As noted in the press release dated September 10, 2009, the Fund replaced its 80% minimum investment policy with respect to High Yield Securities with a less restrictive 50% policy, effective November 13, 2009. On April 6, 2009, Fund issued a press release to make explicit the Fund’s investment policies allow it to hold common stock received upon conversion of other portfolio securities, such that common stocks may represent up to 20% of the Fund’s total assets. The Fund may invest in preferred stock and convertible securities, which may allow for conversion into common stock. Press releases containing more detailed descriptions of these actions are available at www.allianzinvestors.com/closedendfunds.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

9.30.09 | PIMCO High Income Fund Semi-Annual Report 1

PIMCO High Income Fund Fund Insights/Performance & Statistics

September 30, 2009 (unaudited)

•                  For the fiscal six-month period ended September 30, 2009, PIMCO High Income Fund (the “Fund”) returned 141.14% on net asset value (“NAV”) and 102.21% on market value.

•                  An emphasis on financials sector, which benefited from recapitalization efforts during the fiscal six-month period, was a significant contributor to relative performance.

•                  Strong security selection in the consumer cyclical sector, where auto-related credits materially outperformed the broader industry category, contributed positively to Fund performance during the reporting period.

•                  An underweight position in the energy sector, which lagged the overall market during the fiscal six-month period, contributed positively to relative performance.

•                  A below-index weighting to consumer non-cyclicals, where beverage and tobacco companies led the underperformance for the broader sector, was a strong contributor to Fund performance.

•                  As real estate bonds posted very robust returns, led by real estate developers and managers, the Fund’s underweighting in this sector detracted from performance.

•                  An underweighting in gaming companies, which significantly outperformed the broader high-yield market, detracted from relative performance.

•                  Exposure to investment-grade bonds detracted from performance as the high-grade market was significantly outpaced by high-yield bonds.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	102.21%	141.14%
1 Year	49.91%	14.62%
5 Year	8.84%	1.70%
Commencement of Operations (4/30/03) to 9/30/09	8.79%	4.75%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 9/30/09	Market Price	$10.34
NAV	NAV	$7.34
Market Price	Premium to NAV	40.87%
	Market Price Yield(2)	9.79%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at September 30, 2009.

2 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
CORPORATE BONDS & NOTES – 81.3%

Airlines – 3.4%
$8,760	American Airlines Pass Through Trust, 8.608%, 10/1/12	Ba3/BB-	$7,884,000
10,000	American Airlines, Inc., 10.50%, 10/15/12 (a) (b) (d) (e)	B2/B	10,300,000
	Continental Airlines, Inc.,
3,605	6.90%, 7/2/18	Ba2/BB-	3,172,289
8,667	6.92%, 4/2/13 (a) (b) (g)	NR/NR	7,416,118
10,000	9.00%, 7/8/16	Baa2/A-	10,631,250
			39,403,657
Automotive – 1.9%
	Ford Motor Co.,
5,000	7.125%, 11/15/25	Caa2/CCC-	3,775,000
5,900	7.50%, 8/1/26	Caa2/CCC-	4,336,500
5,000	9.215%, 9/15/21	Caa2/CCC-	4,187,500
9,450	Goodyear Tire & Rubber Co., 9.00%, 7/1/15	B1/B+	9,851,625
			22,150,625
Banking – 2.5%
£15,000	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/B	15,413,736
$16,200	Regions Financial Corp., 0.453%, 6/26/12, FRN	Baa3/BBB+	13,899,519
			29,313,255
Computer Services – 0.8%
9,000	SunGard Data Systems, Inc., 10.25%, 8/15/15	Caa1/B-	9,225,000
Electronics – 2.0%
1,950	Sanmina-SCI Corp., 8.125%, 3/1/16	B3/CCC	1,833,000
	Sensata Technologies BV,
9,375	8.00%, 5/1/14	Caa3/CCC-	8,789,063
€10,700	11.25%, 1/15/14	Ca/NR	13,176,858
			23,798,921
Entertainment – 0.0%
$550	Speedway Motorsports, Inc., 8.75%, 6/1/16 (a) (d)	Ba1/BB	574,750
Financial Services – 47.1%
8,570	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	Ba3/B	3,556,550
	American General Finance Corp.,
2,000	0.72%, 8/17/11, FRN	Baa3/BB+	1,605,720
€10,000	4.625%, 6/22/11	Baa3/NR	11,912,693
$2,925	4.875%, 7/15/12	Baa3/BB+	2,271,075
10,000	5.40%, 12/1/15	Baa3/BB+	7,021,560
29,200	5.625%, 8/17/11	Baa3/BB+	24,573,873
2,515	5.85%, 6/1/13	Baa3/BB+	1,906,048
3,000	6.90%, 12/15/17	Baa3/BB+	2,101,092
	American International Group, Inc.,
€5,000	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	3,325,367
$4,500	5.05%, 10/1/15	A3/A-	3,338,689
£10,000	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	7,357,010
$3,150	5.85%, 1/16/18	A3/A-	2,284,059
5,000	6.25%, 5/1/36	A3/A-	3,250,225
£50,400	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	44,737,019
$12,500	AmSouth Bancorp, 6.75%, 11/1/25	Ba1/BBB	9,265,288
25,000	Aviation Capital Corp., 2.224%, 8/8/12 (a) (b) (g)	NR/NR	19,110,114
160	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/B	156,800

9.30.09 | PIMCO High Income Fund Semi-Annual Report 3

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$5,100	BankAmerica Institutional Capital B, 7.70%, 12/31/26 (a) (d)	Baa3/B	$4,768,500
£29,775	Barclays Bank PLC, 14.00%, 6/15/19 (h)	Baa2/BBB+	61,906,841
$5,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (d) (f)	NR/NR	912,500
5,000	Capital One Capital III, 7.686%, 8/15/36	Baa2/BB	4,300,000
7,700	Chukchansi Economic Development Authority, 8.00%, 11/15/13 (a) (d)	B3/B+	6,121,500
1,100	First Horizon National Corp., 4.50%, 5/15/13	Baa2/BB+	966,973
	Ford Motor Credit Co. LLC,
11,400	3.26%, 1/13/12, FRN (j)	Caa1/CCC+	10,274,250
802	5.549%, 6/15/11, FRN	Caa1/CCC+	766,912
825	7.00%, 10/1/13	Caa1/CCC+	775,274
13,000	7.50%, 8/1/12	Caa1/CCC+	12,491,999
600	7.80%, 6/1/12	Caa1/CCC+	580,256
14,000	8.00%, 6/1/14	Caa1/CCC+	13,471,822
	GMAC, Inc.,
2,000	6.00%, 12/15/11	Ca/CCC	1,834,304
5,000	6.75%, 12/1/14	Ca/CCC	4,218,375
3,720	7.00%, 2/1/12	Ca/CCC	3,429,528
35,200	7.50%, 12/31/13 (a) (d)	Ca/CCC	31,152,000
26,270	8.00%, 11/1/31	Ca/CCC	21,049,232
7,425	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Baa2/BBB-	6,632,411
	Host Hotels & Resorts L.P.,
2,000	6.375%, 3/15/15	Ba1/BB+	1,905,000
2,000	6.75%, 6/1/16	Ba1/BB+	1,910,000
3,000	ILFC E-Capital Trust I, 5.90%, 12/21/65, (converts to FRN on 12/21/10) (a) (b) (d)	Ba2/BBB-	1,545,000
13,430	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (b) (d)	Ba2/BBB-	6,916,450
	International Lease Finance Corp.,
€15,000	1.248%, 8/15/11, FRN	Baa3/BBB+	18,109,408
$4,070	4.75%, 1/13/12 (j)	Baa3/BBB+	3,454,062
1,125	4.95%, 2/1/11	Baa3/BBB+	1,030,441
6,935	5.00%, 9/15/12	Baa3/BBB+	5,568,805
2,000	5.35%, 3/1/12	Baa3/BBB+	1,701,050
1,960	5.40%, 2/15/12	Baa3/BBB+	1,685,241
1,250	5.45%, 3/24/11	Baa3/BBB+	1,152,671
1,950	5.55%, 9/5/12	Baa3/BBB+	1,594,683
1,000	5.625%, 9/20/13	Baa3/BBB+	762,774
2,000	5.875%, 5/1/13	Baa3/BBB+	1,574,744
18,000	6.29%, 10/15/17 (g)	NR/BBB+	12,248,875
17,715	6.375%, 3/25/13	Baa3/BBB+	14,221,248
1,500	6.625%, 11/15/13	Baa3/BBB+	1,190,784
	JET Equipment Trust (a) (d) (f),
33	7.63%, 2/15/15	NR/NR	19,038
165	10.00%, 12/15/13	NR/NR	99,382
21,610	M&I Marshall & Ilsley Bank, 4.85%, 6/16/15	A3/BBB-	16,981,916
3,705	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB	3,334,500
10,000	Pacific Life Insurance Co., 9.25%, 6/15/39 (a) (d)	A3/A	11,498,370
4,045	Piper Jaffray Equipment Trust Securities, 6.75%, 4/1/11 (a) (b) (d) (g)	NR/NR	3,822,729
36,000	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (h)	Aa2/AA-	44,223,120
£2,347	Royal Bank of Scotland PLC, 5.280%, 4/6/11, FRN	NR/NR	2,608,251

4 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
$1,000	Scotland International Finance No. 2 BV, 4.25%, 5/23/13 (a) (d)	Baa1/BBB	$970,790
€1,082	SG Capital Trust III, 5.419%, 11/10/13 (h)	A1/BBB+	1,250,223
	SLM Corp.,
$3,600	0.62%, 1/31/14, FRN	Ba1/BBB-	2,150,496
€10,000	4.75%, 3/17/14	Ba1/BBB-	10,962,749
$625	5.00%, 10/1/13	Ba1/BBB-	498,048
12,200	5.05%, 11/14/14	Ba1/BBB-	8,979,444
3,150	5.375%, 1/15/13	Ba1/BBB-	2,628,590
32,735	8.45%, 6/15/18	Ba1/BBB-	26,152,646
2,500	SMFG Preferred Capital Ltd., 9.50%, 7/25/18 (a) (d) (h)	A2/BBB+	2,776,340
896	State Street Capital Trust III, 8.25%, 3/15/42, (converts to FRN on 3/15/11)	A3/BBB+	877,811
2,000	USB Capital IX, 6.189%, 4/15/11 (h) (j)	A2/BBB+	1,555,000
2,500	Wells Fargo Capital XIII, 7.70%, 3/26/13 (h)	Ba3/A-	2,212,500
			553,599,038
Healthcare & Hospitals – 2.5%
	HCA, Inc.,
3,000	7.50%, 12/15/23	Caa1/B-	2,437,188
2,900	8.36%, 4/15/24	Caa1/B-	2,374,700
11,552	9.00%, 12/15/14	Caa1/B-	11,334,418
12,875	9.875%, 2/15/17 (a) (d)	B2/BB-	13,711,875
			29,858,181
Hotels/Gaming – 0.3%
	MGM Mirage (a) (d),
1,200	10.375%, 5/15/14	B1/B	1,287,000
2,100	11.125%, 11/15/17	B1/B	2,304,750
			3,591,750
Insurance – 5.0%
	American International Group, Inc.,
€6,200	8.00%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	4,984,396
$37,250	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	22,629,375
30,750	8.25%, 8/15/18	A3/A-	26,170,956
5,000	MetLife Capital Trust X, 9.25%, 4/8/68, VRN (a) (d)	Baa1/BBB	5,213,390
			58,998,117
Machinery – 0.2%
2,600	Chart Industries, Inc., 9.125%, 10/15/15	B3/B+	2,613,000
Multi-Media – 0.2%
€2,420	Lighthouse International Co. S.A., 8.00%, 4/30/14 (a) (d)	B3/BB-	2,334,627
Oil & Gas – 3.1%
$7,150	Chesapeake Energy Corp., 9.50%, 2/15/15	Ba3/BB	7,561,125
	Cie Generale de Geophysique-Veritas,
4,640	7.50%, 5/15/15	Ba3/BB	4,640,000
1,000	7.75%, 5/15/17	Ba3/BB	997,500
5,000	El Paso Corp., 8.05%, 10/15/30	Ba3/BB-	4,647,290
3,000	Enbridge Energy Partners L.P., 8.05%, 10/1/77, (converts to FRN on 10/1/17)	Baa3/BB+	2,673,762
6,000	OPTI Canada, Inc., 8.25%, 12/15/14	Caa1/B	4,680,000
10,025	SandRidge Energy, Inc., 8.625%, 4/1/15, PIK	B3/B-	9,987,406
15,460	SemGroup L.P., 8.75%, 11/15/15 (a) (d) (f)	NR/NR	1,082,200
			36,269,283

9.30.09 | PIMCO High Income Fund Semi-Annual Report 5

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Paper/Paper Products – 0.9%
$8,045	Verso Paper Holdings LLC, 9.125%, 8/1/14	B2/B-	$5,993,525
5,000	Weyerhaeuser Co., 7.375%, 10/1/19 (e)	Ba1/BBB-	4,996,440
			10,989,965
Printing/Publishing – 0.7%
10,281	Dex Media West LLC, 9.875%, 8/15/13 (f)	NR/D	1,876,282
1,000	Hollinger, Inc., 11.875%, 3/1/11 (a) (b) (d) (f) (g)	NR/NR	164,627
3,075	Local Insight Regatta Holdings, Inc., 11.00%, 12/1/17	Caa3/CCC+	1,552,875
7,250	RH Donnelley, Inc., 11.75%, 5/15/15 (a) (d) (f)	NR/D	4,132,500
			7,726,284
Telecommunications – 7.4%
23,850	Frontier Communications Corp., 9.00%, 8/15/31	Ba2/BB	23,492,250
	Hawaiian Telcom Communications, Inc. (b) (f),
8,815	9.75%, 5/1/13	NR/NR	132,225
900	zero coupon, 5/1/13, FRN	NR/NR	6,750
	Intelsat Corp.,
14,625	6.875%, 1/15/28	B1/BB-	12,211,875
1,000	9.25%, 6/15/16	B3/BB-	1,035,000
3,140	Nortel Networks Ltd., 10.125%, 7/15/13 (f)	NR/NR	1,821,200
10,250	Qwest Corp., 8.375%, 5/1/16 (a) (d)	Ba1/BBB-	10,660,000
25,970	Sprint Capital Corp., 8.75%, 3/15/32	Ba2/BB	24,671,500
4,200	Telesat Canada, 12.50%, 11/1/17	Caa1/B-	4,494,000
7,500	Wind Acquisition Finance S.A., 10.75%, 12/1/15 (a) (d)	B2/BB-	8,287,500
			86,812,300
Transportation – 0.2%
2,000	Kansas City Southern de Mexico S.A. de C.V., 9.375%, 5/1/12	B2/B+	2,040,000
Utilities – 3.1%
	Energy Future Holdings Corp.,
1,500	10.875%, 11/1/17	Caa2/B-	1,140,000
10,120	11.25%, 11/1/17, PIK	Caa2/B-	6,729,800
19,450	Legrand France S.A., 8.50%, 2/15/25	Baa3/BBB	18,229,279
13,750	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	Caa2/CCC	9,968,750
			36,067,829
Total Corporate Bonds & Notes (cost-$913,085,247)			955,366,582

MORTGAGE-BACKED SECURITIES – 7.0%
3,098	American Home Mortgage Assets, 6.25%, 6/25/37, CMO	Ca/B+	1,609,857
443	American Home Mortgage Investment Trust, 5.66%, 9/25/45, CMO, FRN	A1/A	280,005
17,555	Banc of America Alternative Loan Trust, 6.00%, 3/25/36, CMO	Caa1/NR	14,790,636
114	Banc of America Mortgage Securities, Inc., 5.417%, 2/25/36, CMO, FRN	NR/A-	83,554
31,036	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d) (g)	Aaa/NR	18,893,630
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
18,889	3.870%, 8/25/35	B3/CCC	12,800,557
100	4.996%, 1/25/35	A1/AAA	81,806

6 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
	Chase Mortgage Finance Corp., CMO, FRN,
$527	5.427%, 3/25/37	B3/NR	$368,832
942	6.177%, 9/25/36	Ba1/NR	797,310
7,592	Citigroup Commercial Mortgage, Inc., 5.499%, 7/17/17, CMO (a) (d) (g)	NR/NR	3,500,754
	Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
361	5.674%, 7/25/46	NR/CCC	247,286
708	5.902%, 7/25/37	Caa2/BB	484,015
2,552	5.985%, 9/25/37	NR/AAA	1,586,412
	Countrywide Alternative Loan Trust, CMO,
1,100	5.883%, 2/25/37, VRN	NR/CCC	697,442
774	6.00%, 11/25/36	Caa1/NR	469,345
434	6.50%, 6/25/36	Caa2/NR	269,355
233	Countrywide Home Loan Mortgage Pass Through Trust, 6.073%, 9/25/47, CMO, VRN	NR/CCC	148,069
327	First Horizon Asset Securities, Inc., 5.831%, 5/25/37, CMO, FRN	NR/B	218,720
	Harborview Mortgage Loan Trust, CMO,
220	0.436%, 7/21/36, FRN	Ba3/CCC	104,323
1,863	5.75%, 8/19/36, VRN	NR/CCC	1,078,032
200	5.833%, 8/19/36, VRN	NR/B	128,618
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
7,600	5.44%, 6/12/47	Aaa/AAA	6,550,188
2,200	5.794%, 2/12/51, VRN	Aaa/AAA	1,923,376
400	LB-UBS Commercial Mortgage Trust, 5.372%, 9/15/39, CMO	Aaa/AAA	365,236
726	Merrill Lynch Alternative Note Asset, 5.540%, 6/25/37, CMO, VRN	Caa2/CCC	345,382
505	Merrill Lynch Mortgage Backed Securities Trust, 5.792%, 4/25/37, CMO, VRN	NR/CCC	335,668
143	Morgan Stanley Mortgage Loan Trust, 5.362%, 6/25/36, CMO, FRN	A1/AAA	128,928
10,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a) (d) (g)	NR/NR	4,990,273
800	Residential Asset Securitization Trust, 6.50%, 8/25/36, CMO	Ca/CCC	494,826
196	Sequoia Mortgage Trust, 4.316%, 1/20/47, CMO, VRN	NR/CCC	147,882
2,001	Structured Adjustable Rate Mortgage Loan Trust, 3.568%, 8/25/34, CMO, VRN	A3/AAA	1,537,011
	WaMu Mortgage Pass Through Certificates, CMO,
399	5.281%, 1/25/37, FRN	NR/CCC	264,228
358	5.320%, 3/25/37, VRN	NR/BB	281,424
1,519	5.392%, 2/25/37, VRN	NR/CCC	978,900
359	5.456%, 4/25/37, FRN	NR/CCC	219,027
924	5.564%, 12/25/36, VRN	NR/CCC	595,199
254	5.565%, 12/25/36, FRN	NR/CCC	179,604
3,041	5.605%, 11/25/36, VRN	NR/CCC	2,182,704
633	5.635%, 5/25/37, FRN	NR/CC	420,006
804	5.678%, 2/25/37, VRN	NR/CCC	514,076
849	5.834%, 2/25/37, FRN	NR/CCC	573,694
469	5.922%, 9/25/36, VRN	NR/CCC	350,697
	Wells Fargo Mortgage Backed Securities Trust, CMO, FRN,
560	5.592%, 7/25/36	NR/CCC	419,742
409	6.026%, 9/25/36	B3/NR	308,127
Total Mortgage-Backed Securities (cost-$77,435,704)			82,744,756

9.30.09 | PIMCO High Income Fund Semi-Annual Report 7

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited) (continued)

Shares		Credit Rating (Moody’s/S&P)	Value
CONVERTIBLE PREFERRED STOCK – 4.2%

Financial Services – 2.6%
34,925	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L	Ba3/A-	$31,188,025
Insurance – 1.6%
1,596,019	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	18,434,020
Total Convertible Preferred Stock (cost-$39,698,633)			49,622,045

SENIOR LOANS (a) (c) – 1.0%

Principal Amount (000)

Chemicals – 0.1%
$1,098	INEOS Group Ltd., 7.001%, 12/16/12, Term A		899,316
Entertainment – 0.6%
	Tribune Co. (f),
1,109	5.00%, 6/4/24, Term X (b)		547,271
3,449	5.25%, 6/4/24, Term B		1,734,251
9,932	5.25%, 6/4/24, Term B (b)		4,804,437
			7,085,959
Utilities – 0.3%
	Texas Competitive Electric Holdings Co. LLC, Term B,
4,466	3.754%, 10/10/14		3,527,863
34	3.783%, 10/10/14		27,137
			3,555,000
Total Senior Loans (cost-$16,596,312)			11,540,275

SOVEREIGN DEBT OBLIGATIONS – 0.7%

Brazil – 0.7%
BRL14,400	Brazil Notas do Tesouro Nacional, Ser. F, 10.00%, 1/1/12 (cost-$7,914,985)	Baa3/NR	7,850,509

ASSET-BACKED SECURITIES – 0.1%
$900	GSAA Trust, 0.546%, 3/25/37, FRN	Caa2/CCC	386,904
578	Reliant Energy Mid-Atlantic Power Holdings LLC, 9.237%, 7/2/17	Ba1/BB	613,098
Total Asset-Backed Securities (cost-$1,172,876)			1,000,002

SHORT-TERM INVESTMENTS – 5.7%

Corporate Notes – 3.9%
Financial Services – 3.9%
	American General Finance Corp.,
15,000	0.398%, 3/2/10, FRN	Baa3/NR	14,143,500
3,445	4.625%, 9/1/10	Baa3/BB+	3,158,314
14,500	4.875%, 5/15/10	Baa3/BB+	13,930,469
4,075	Ford Motor Credit Co. LLC, 7.875%, 6/15/10	Caa1/CCC+	4,093,541
€4,255	SG Capital Trust I LLC, 7.875%, 2/22/10 (h)	A1/BBB+	5,908,556
$4,850	Universal City Development Partners Ltd., 11.75%, 4/1/10	B2/B+	4,898,500
Total Corporate Notes (cost-$38,491,684)			46,132,880

8 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Schedule of Investments

September 30, 2009 (unaudited) (continued)

Principal Amount (000)			Value

U.S. Treasury Bills (i) – 0.8%
$9,340		0.17%-0.25%,10/22/09-11/12/09 (cost-$9,339,578)	$9,339,578
Repurchase Agreements – 1.0%
11,300		JPMorgan Chase Bank, dated 9/30/09, 0.04%, due 10/1/09, proceeds $11,300,013; collateralized by Fannie Mae, 2.153% due 5/7/12, valued at $11,582,751 including accrued interest	11,300,000
207		State Street Bank & Trust Co., dated 9/30/09, 0.01%, due 10/1/09, proceeds $207,000; collateralized by U.S. Treasury Bill, 0.063% due 11/27/09, valued at $214,979 including accrued interest	207,000
Total Repurchase Agreements (cost-$11,507,000)			11,507,000
Total Short-Term Investments (cost-$59,338,262)			66,979,458
Total Investments (cost-$1,115,242,019) – 100.0%			$1,175,103,627

Notes to Schedule of Investments:
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $253,853,563, representing 21.6% of total investments.
(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2009.

(d)

144A Security–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued security. To be settled after September 30, 2009.
(f)	In default.
(g)	Fair-Valued–Securities with an aggregate value of $70,147,120, representing 6.0% of total investments. See Note 1(a) in the Notes to Financial Statements.
(h)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated as collateral for swaps.
(j)	All or partial amount segregated as collateral for reverse repurchase agreements.
Glossary:
BRL	-	Brazilian Real
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2009.
LIBOR	-	London Inter-Bank Offered Rate
NR	-	Not Rated
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2009.

See accompanying Notes to Financial Statements. | 9.30.09 | PIMCO High Income Fund Semi-Annual Report 9

PIMCO High Income Fund Statement of Assets and Liabilities

September 30, 2009 (unaudited)

Assets:
Investments, at value (cost-$1,115,242,019)	$1,175,103,627
Cash (including foreign currency of $577,525 with a cost of $584,032)	577,891
Interest and dividends receivable	25,413,021
Unrealized appreciation on swaps	16,500,351
Swap premiums paid	10,792,000
Unrealized appreciation on forward foreign currency contracts	7,776,071
Receivable for investments sold	3,251,683
Receivable from broker	189,973
Prepaid expenses	98,137
Total Assets	1,239,702,754

Liabilities:
Payable for investments purchased	17,971,045
Payable to broker for cash collateral	16,136,000
Swap premiums received	12,439,500
Unrealized depreciation on swaps	11,614,261
Unrealized depreciation on forward foreign currency contracts	6,436,147
Payable for reverse repurchase agreements	5,622,000
Payable to broker	1,177,032
Investment management fees payable	650,359
Dividends payable to preferred shareholders	4,279
Interest payable for reverse repurchase agreements	1,449
Accrued expenses and other liabilities	413,686
Total Liabilities	72,465,758
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 11,680 shares issued and outstanding)	292,000,000
Net Assets Applicable to Common Shareholders	$875,236,996

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 119,231,264 shares issued and outstanding)	$1,192
Paid-in-capital in excess of par	1,682,402,322
Dividends in excess of net investment income	(34,547,115)
Accumulated net realized loss	(839,086,636)
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	66,467,233
Net Assets Applicable to Common Shareholders	$875,236,996
Net Asset Value Per Common Share	$7.34

10 PIMCO High Income Fund Semi-Annual Report | 9.30.09 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund Statement of Operations

Six Months ended September 30, 2009 (unaudited)

Investment Income:
Interest	$63,848,561
Dividends	1,446,432
Facility and other fee income	440,442
Total Investment Income	65,735,435

Expenses:
Investment management fees	3,384,102
Interest expense	366,644
Auction agent fees and commissions	223,698
Shareholder communications	180,662
Custodian and accounting agent fees	145,849
Legal fees	71,998
Audit and tax services	65,306
New York Stock Exchange listing fees	59,400
Trustees’ fees and expenses	51,938
Insurance expense	23,526
Transfer agent fees	16,470
Miscellaneous	14,885
Total expenses	4,604,478

Net Investment Income	61,130,957

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(35,589,552)
Futures contracts	6,291,342
Swaps	27,933,284
Foreign currency transactions	(8,082,010)
Net change in unrealized appreciation/depreciation of:
Investments	436,382,804
Futures contracts	(5,231,941)
Swaps	57,023,581
Foreign currency transactions	2,886,529
Net realized and change in unrealized gain on investments, futures contracts, swaps and foreign currency transactions	481,614,037
Net Increase in Net Assets Resulting from Investment Operations	542,744,994

Dividends on Preferred Shares from Net Investment Income	(415,120)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$542,329,874

See accompanying Notes to Financial Statements. | 9.30.09 | PIMCO High Income Fund Semi-Annual Report 11

PIMCO High Income Fund Statement of Changes in Net Assets
Applicable to Common Shareholders

	Six Months ended September 30, 2009 (unaudited)	Year ended March 31, 2009
Investment Operations:
Net investment income	$61,130,957	$161,893,086
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(9,446,936)	(668,961,075)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	491,060,973	(221,205,547)
Net increase (decrease) in net assets resulting from investment operations	542,744,994	(728,273,536)

Dividends on Preferred Shares from Net investment income	(415,120)	(18,253,536)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	542,329,874	(746,527,072)

Dividends to Common Shareholders from Net investment income	(86,888,670)	(172,055,336)

Capital Share Transactions:
Reinvestment of dividends	6,962,844	11,689,628
Total increase (decrease) in net assets applicable to common shareholders	462,404,048	(906,892,780)

Net Assets Applicable to Common Shareholders:
Beginning of period	412,832,948	1,319,725,728
End of period (including dividends in excess of net investment income of $(34,547,115) and $(8,374,282), respectively)	$875,236,996	$412,832,948

Common Shares Issued in Reinvested of Dividends	864,621	1,359,335

12 PIMCO High Income Fund Semi-Annual Report | 9.30.09 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO High Income Fund (the “Fund”), was organized as a Massachusetts business trust on February 18, 2003. Prior to commencing operations on April 30, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing in a diversified portfolio of U.S. dollar denominated debt obligations and other income-producing securities that are primarily rated below investment grade. There can be no assurance the Fund will meet its stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 13

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the six months ended September 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized a multi-dimensional relational pricing model techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at September 30, 2009 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$20,931,250	$18,472,407	$39,403,657
Financial Services	–	518,417,320	35,181,718	553,599,038
Printing/Publishing	–	7,561,657	164,627	7,726,284
All Other	–	354,637,603	–	354,637,603
Mortgaged-Backed Securities	–	55,360,099	27,384,657	82,744,756
Convertible Preferred Stock	$49,622,045	–	–	49,622,045
Senior Loans	–	11,540,275	–	11,540,275
Sovereign Debt Obligations	–	7,850,509	–	7,850,509
Asset-Backed Securities	–	1,000,002	–	1,000,002
Short-Term Investments	–	66,979,458	–	66,979,458
Total Investments in Securities – Assets	$49,622,045	$1,044,278,173	$81,203,409	$1,175,103,627
Other Financial Instruments*	–	$6,358,876	$(132,862)	$6,226,014
Total Investments in Securities	$49,622,045	$1,050,637,049	$81,070,547	$1,181,329,641

14 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2009, were as follows:

	Beginning Balance 3/31/2009	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain(Loss)	Total Change in Unrealized Appreciation (Depreciation)	Transfers in and/or out of Level 3	Ending Balance 9/30/2009
Investments in Securities – Assets
Corporate Bonds & Notes
Airlines	$14,043,789	$2,551,150	$42,089	$33,450	$1,801,929	–	$18,472,407
Financial Services	12,450,545	21,245,256	825,750	(55,549)	3,442,387	$(2,726,671)	35,181,718
Printing/Publishing	247,536	–	–	–	(82,909)	–	164,627
Oil & Gas	3,909,988	(4,000,000)	(18,381)	–	108,393	–	–
Mortgaged-Backed Securities	–	26,296,172	261,024	–	827,461	–	27,384,657
Total Investments in Securities – Assets	$30,651,858	$46,092,578	$1,110,482	$(22,099)	$6,097,261	$(2,726,671)	$81,203,409
Other Financial Instruments*	–	$(132,862)	–	–	–	–	$(132,862)
Total Investments in Securities	$30,651,858	$45,959,716	$1,110,482	$(22,099)	$6,097,261	$(2,726,671)	$81,070,547

* Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments, which the Fund held at September 30, 2009 was $4,669,438. Realized gain (loss) and change in unrealized appreciation/depreciation is recorded in the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may become subject to excise tax based on the extent of the distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at September 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 15

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund may enter into repurchase agreements. The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the

16 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(i) Reverse Repurchase Agreements (continued)

securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

2. Principal Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A

9.30.09 | PIMCO High Income Fund Semi-Annual Report 17

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

2. Principal Risk (continued)

nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund may be subject to elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s Financial Statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

18 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

2. Principal Risk (continued)

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as a fund is affected by each transaction subject to the arrangement.

3. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, securities and derivatives transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, securities and derivatives transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as receivable from broker and payable to broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities of the Fund where there is a legally enforceable right to set off the recognized amounts and the provisions of offsetting of amounts related to certain contracts have been met.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades. In addition, the Fund entered into a settlement agreement with Lehman Brothers Special Financing, Inc. and paid such amounts.

4. Financial Derivative Instruments

Disclosures about derivative instruments and hedging activities require qualitative disclosures regarding objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. The derivative instruments outstanding as of September 30, 2009, as disclosed in the Notes to Financial Statements and the amounts of realized gain (loss) and changes in appreciation/depreciation on derivative instruments during the period as disclosed in the Fund’s Statement of Operations serve as indicators of the Fund’s volume of derivative activity.

(a) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to

9.30.09 | PIMCO High Income Fund Semi-Annual Report 19

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

(a) Forward Foreign Currency Contracts (continued)

shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

(b) Futures Contracts

The Fund may use futures contracts to manage its exposure to the securities market or the movement in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(c) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(d) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit

20 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolios because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 21

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 6(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 6(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

22 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

4. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments as of September 30, 2009

The following is a summary of the fair valuation of the Fund’s derivatives instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at September 30, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation on swaps	$13,302,155	$3,198,196	–	$16,500,351
Unrealized appreciation of forward foreign currency contracts	–	–	$7,776,071	7,776,071
Total Asset Derivatives	$13,302,155	$3,198,196	$7,776,071	$24,276,422
Liability Derivatives:
Unrealized depreciation on swaps	$(11,362,361)	$(251,900)	–	$(11,614,261)
Unrealized depreciation of forward foreign currency contracts	–	–	$(6,436,147)	(6,436,147)
Total Liability Derivatives	$(11,362,361)	$(251,900)	$(6,436,147)	$(18,050,408)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on:
Futures contracts	$6,291,342	–	–	$6,291,342
Swaps	–	$27,933,284	–	27,933,284
Foreign currency transactions	–	–	$(7,873,113)	(7,873,113)
Total Realized Gain (Loss)	$6,291,342	$27,933,284	$(7,873,113)	$26,351,513
Net Change in Unrealized Appreciation (Depreciation) of:
Futures contracts	$(5,231,941)	–	–	$(5,231,941)
Swaps	1,939,794	$55,083,787	–	57,023,581
Foreign currency transactions	–	–	$2,477,696	2,477,696
Total Change in Unrealized Appreciation (Depreciation)	$(3,292,147)	$55,083,787	$2,477,696	$54,269,336

5. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis at the annual rate of 0.70% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 23

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

6. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended September 30, 2009, were $962,072,176 and $946,654,499, respectively. Purchases and sales in U.S. Government obligations were $134,092,182 and $161,378,208, respectively.

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at September 30, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (3)	Credit Spread (2)	Termination Date	Payments Received by Fund	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
El Paso	$3,000	6.01%	9/20/14	5.00%	$(113,807)	$(225,000)	$111,193
Barclays Bank:
Ford Motor	20,000	5.71%	9/20/14	5.00%	(532,862)	(400,000)	(132,862)
SLM	4,550	8.73%	12/20/13	5.00%	(523,112)	(500,500)	(22,612)
Citigroup:
Chesapeake Energy	5,000	5.62%	9/20/14	5.00%	(117,143)	(375,000)	257,857
Ford Motor	10,000	5.71%	9/20/14	5.00%	(266,431)	(250,000)	(16,431)
International Lease Finance	4,000	9.20%	12/20/13	5.00%	(494,445)	(640,000)	145,555
SLM	12,250	8.73%	12/20/13	5.00%	(1,408,378)	(1,508,500)	100,122
Deutsche Bank:
Cemex	25,000	6.11%	9/20/10	5.50%	(63,564)	–	(63,564)
El Paso	5,000	6.01%	9/20/14	5.00%	(189,678)	(387,500)	197,822
International Lease Finance	10,000	9.20%	12/20/13	5.00%	(1,236,112)	(1,475,000)	238,888
SLM	19,750	8.73%	12/20/13	5.00%	(2,270,650)	(2,540,000)	269,350
Goldman Sachs:
Cemex	25,000	6.11%	9/20/10	7.00%	311,855	–	311,855
Chesapeake Energy	500	5.62%	9/20/14	5.00%	(11,714)	(37,500)	25,786
El Paso	25,000	6.01%	9/20/14	5.00%	(948,391)	(1,562,500)	614,109
GMAC	15,000	6.47%	3/20/12	6.45%	21,115	–	21,115
JPMorgan Chase & Co.:
Cemex	15,000	6.11%	9/20/10	5.85%	10,627	–	10,627
Chesapeake Energy	4,000	5.62%	9/20/14	5.00%	(93,715)	(300,000)	206,285
Merrill Lynch & Co.:
SLM	6,075	8.73%	12/20/13	5.00%	(698,440)	(850,500)	152,060
Morgan Stanley:
Chesapeake Energy	7,000	5.62%	9/20/14	5.00%	(164,000)	(350,000)	186,000
El Paso	10,000	6.01%	9/20/14	5.00%	(379,356)	(600,000)	220,644
Ford Motor	10,000	5.71%	9/20/14	5.00%	(266,431)	(250,000)	(16,431)
Royal Bank of Scotland:
Chesapeake Energy	2,500	5.62%	9/20/14	5.00%	(58,572)	(187,500)	128,928
					$(9,493,204)	$(12,439,500)	$2,946,296

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

24 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

6. Investments in Securities (continued)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Interest rate swap agreements outstanding at September 30, 2009:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Market Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Deutsche Bank	$950,000	9/22/16	3-Month USD-LIBOR	3.30%	$13,302,155	–	$13,302,155
Deutsche Bank	950,000	12/16/16	4.00%	3-Month USD-LIBOR	(570,361)	$10,792,000	(11,362,361)
					$12,731,794	$10,792,000	$1,939,794

LIBOR–London Inter-Bank Offered Rate

(c) Forward foreign currency contracts outstanding at September 30, 2009:

	Counterparty		U.S. $ Value on Origination Date	U.S. $ Value September 30, 2009	Unrealized Appreciation (Depreciation)
Purchased:
30,763,250 Brazilian Real settling 10/2/09	HSBC Bank USA		$16,341,700	$17,267,204	$925,504
38,317,063 Brazilian Real settling 2/2/10	JPMorgan Chase & Co	.	20,650,533	21,057,604	407,071
50,000,000 British Pound settling 10/28/09	Morgan Stanley		81,394,950	79,958,694	(1,436,256)
20,411,000 British Pound settling 10/28/09	Royal Bank of Scotland PLC		33,200,212	32,640,738	(559,474)
34,323,000 Euro settling 10/8/09	JPMorgan Chase & Co	.	50,544,461	50,169,723	(374,738)
6,310,000 Euro settling 10/8/09	Royal Bank of Scotland PLC		9,227,167	9,223,289	(3,878)
5,641,000 Japanese Yen settling 10/20/09	Royal Bank of Scotland PLC		61,804	63,011	1,207

9.30.09 | PIMCO High Income Fund Semi-Annual Report 25

PIMCO High Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

6. Investments in Securities (continued)

	Counterparty		U.S. $ Value on Origination Date	U.S. $ Value September 30, 2009	Unrealized Appreciation (Depreciation)
Sold:
8,298,000 Brazilian Real settling 10/2/09	HSBC Bank USA		$4,500,000	$4,657,611	$(157,611)
38,317,063 Brazilian Real settling 2/2/10	HSBC Bank USA		20,058,061	21,057,603	(999,542)
22,465,250 Brazilian Real settling 10/2/09	JPMorgan Chase & Co	.	11,143,477	12,609,593	(1,466,116)
7,193,000 British Pound settling 10/28/09	Barclays Bank		11,928,080	11,502,858	425,222
25,000,000 British Pound settling 10/1/09	BNP Paribas Bank		40,271,875	39,983,751	288,124
54,903,000 British Pound settling 10/28/09	BNP Paribas Bank		91,678,677	87,799,444	3,879,233
75,118,000 British Pound settling 10/28/09	HSBC Bank USA		119,848,891	120,126,744	(277,853)
25,000,000 British Pound settling 10/1/09	Morgan Stanley		40,301,875	39,983,751	318,124
25,000,000 British Pound settling 10/1/09	Royal Bank of Scotland PLC		40,336,875	39,983,751	353,124
4,996,000 British Pound settling 10/28/09	Royal Bank of Scotland PLC		8,333,398	7,989,473	343,925
14,887,000 British Pound settling 10/28/09	UBS		24,584,139	23,806,902	777,237
17,103,000 Euro settling 10/8/09	Barclays Bank		24,500,133	24,999,351	(499,218)
20,453,000 Euro settling 10/8/09	BNP Paribas Bank		29,288,778	29,896,028	(607,250)
13,718,447 Euro settling 10/8/09	JPMorgan Chase & Co	.	20,000,000	20,052,171	(52,171)
8,525,000 Euro settling 10/8/09	Royal Bank of Canada		12,507,820	12,460,941	46,879
1,052,000 Euro settling 10/8/09	UBS		1,548,123	1,537,702	10,421
5,641,000 Japanese Yen settling 10/20/09	BNP Paribas Bank		60,971	63,011	(2,040)
					$1,339,924

The Fund received $16,030,000 in cash as collateral for derivative contracts.

(d) The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended September 30, 2009 was $76,820,454 at a weighted average interest rate of 0.93%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at September 30, 2009 was $6,811,562. Open reverse repurchase agreements at September 30, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Credit Suisse First Boston:	0.75%	9/4/09	10/5/09	$1,241,698	$1,241,000
	0.75%	9/21/09	10/21/09	3,011,627	3,011,000
JPMorgan Chase & Co.:	3.25%	9/30/09	10/15/09	1,370,124	1,370,000
					$5,622,000

The Fund received $139,915 principal value in U.S. government agency securities and $106,000 in cash as collateral for reverse repurchase agreements. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

26 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Notes to Financial Statements

September 30, 2009 (unaudited)

7. Income Tax Information

The cost basis of portfolio securities of $1,115,242,019 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $125,053,602; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $65,191,994 and net unrealized appreciation for federal income tax purposes is $59,861,608.

8. Auction-Rate Preferred Shares

The Fund has outstanding, 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended September 30, 2009, the annualized dividend rates ranged as follows:

	High	Low	At September 30, 2009
Series M	0.68%	0.17%	0.17%
Series T	0.53%	0.12%	0.14%
Series W	0.45%	0.11%	0.11%
Series TH	0.68%	0.15%	0.23%
Series F	0.68%	0.17%	0.18%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of Auction-Rate Preferred Shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

During the six months ended September 30, 2009, the Fund redeemed, at liquidation preference, a portion of its outstanding ARPS. The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Fund’s Investment Manager and Sub-Adviser with the intention to increase asset coverage of the Fund’s APRS above the 200% Level (subject to future market conditions), permitting the Fund to pay previously declared (February 2009) common share dividends and to declare future common share dividends. The Fund partially redeemed the ARPS at the full liquidation preference of $25,000 per share plus an amount equal to accumulated and unpaid dividends, up to each series respective date of redemption.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 27

PIMCO High Income Fund Notes to Financial Statements

September 30, 2009 (unaudited)

8. Auction-Rate Preferred Shares (continued)

Beginning balance, 3/31/09	$336,400,000
Partial Redemption, 4/1/09-4/3/09	(44,400,000)
Ending balance, 9/30/09	$292,000,000

9. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

10. Subsequent Events

Fund management has evaluated subsequent events following the six months ended September 30, 2009 through November 24, 2009, which is the date the financial statements were issued. The subsequent events were as follows:

On October 1, 2009, a dividend of $0.121875 per share was declared to common shareholders payable November 2, 2009 to shareholders of record on October 13, 2009.

On November 2, 2009, a dividend of $0.121875 per share was declared to common shareholders payable December 1, 2009 to shareholders of record on November 12, 2009.

11. Resignation of Trustee

Diana L. Taylor resigned as a Trustee of the Fund on September 10, 2009.

28 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended September 30, 2009	Year ended March 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$3.49	$11.28	$15.19	$15.02	$15.02	$15.45
Investment Operations:
Net investment income	0.51	1.37	1.71	1.68	1.66	1.65
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, and foreign currency transactions	4.07	(7.55)	(2.64)	0.67	0.13	0.03
Total from investment operations	4.58	(6.18)	(0.93)	2.35	1.79	1.68
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.00)†	(0.15)	(0.36)	(0.36)	(0.29)	(0.14)
Net realized gains	–	–	(0.04)	(0.03)	(0.00)†	(0.01)
Total dividends and distributions on preferred shares	–	(0.15)	(0.40)	(0.39)	(0.29)	(0.15)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	4.58	(6.33)	(1.33)	1.96	1.50	1.53
Dividends and Distributions to common shareholders from:
Net investment income	(0.73)	(1.46)	(1.46)	(1.46)	(1.46)	(1.51)
Net realized gains	–	–	(1.12)	(0.33)	(0.04)	(0.45)
Total dividends and distributions to common shareholders	(0.73)	(1.46)	(2.58)	(1.79)	(1.50)	(1.96)
Net asset value, end of period	$7.34	$3.49	$11.28	$15.19	$15.02	$15.02
Market price, end of period	$10.34	$5.57	$11.72	$15.96	$15.07	$14.08
Total Investment Return (1)	102.21%	(42.27)%	(10.55)%	19.29%	18.35%	8.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$875,237	$412,833	$1,319,726	$1,756,273	$1,720,103	$1,716,259
Ratio of expenses to average net assets including interest expense (2)(3)	1.37%*	1.64%	1.53%	1.55%	1.28%	1.26%
Ratio of expenses to average net assets excluding interest expense (2)(3)	1.26%*	1.62%	1.32%	1.28%	1.27%	1.26%
Ratio of net investment income to average net assets (2)	18.15%*	17.16%	12.49%	11.29%	11.02%	10.68%
Preferred shares asset coverage per share	$99,934	$55,773	$61,644	$73,758	$72,762	$72,662
Portfolio turnover	109%	261%	99%	53%	65%	40%

*	Annualized.
†	Less than $0.005 per common share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(m) in Notes to Financial Statements).

See accompanying Notes to Financial Statements. | 9.30.09 | PIMCO High Income Fund Semi-Annual Report 29

PIMCO High Income Fund Change in Investment Policies/Proxy Voting Policies & Procedures (unaudited)

Change in Investment Policies:

Effective November 13, 2009, the fund revised its non-fundamental investment policy such that under its new non-fundamental policy, under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc., below BBB by either Standard & Poor’s or Fitch, Inc., or unrated but judged by the Sub-Adviser, to be of comparable quality (together, “High Yield Securities”), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements. The Fund will continue to be permitted to invest without limitation in High Yield Securities.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

30 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined each of the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 31

PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund is small, consisting of eight funds. The Trustees also noted that the actual management fees and total actual expenses were both worse than the median. The Trustees also noted that the Fund had bottom quintile performance for the one-year, three-year and five-year periods ended March 31, 2009. However, the Trustees noted that the Fund’s 3-month performance as of May 31, 2009 is in the top quintile and as of June 8, 2009, the Fund’s year-to-date, one and three year performance had moved into the fourth quintile. At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

32 PIMCO High Income Fund Semi-Annual Report | 9.30.09

PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser.

9.30.09 | PIMCO High Income Fund Semi-Annual Report 33

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO High Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	December 2, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	December 2, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	December 2, 2009